SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 6, 2003

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.          OTHER EVENTS

On June 6, 2003, we entered into a settlement agreement with a subsidiary of Pfizer, Inc. which resolves all of our patent infringement claims against Pfizer.  In connection with the settlement one of our subsidiaries, Unipath, Ltd., has entered into a five year supply arrangement with Pfizer to supply its U.S. market leader E.P.T.® pregnancy tests, beginning in June, 2004.  A copy of our press release dated June 9, 2003 announcing the settlement and supply arrangement is attached as Exhibit 99.1 to this Current Report on Form 8 K and incorporated by reference herein.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

c)

Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

99.1	Press Release dated June 9, 2003, entitled “Inverness Medical Innovations Announces Settlement with Pfizer and Conference Call to discuss the Settlement”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Paul T. Hempel
Paul T. Hempel
General Counsel & Secretary

Dated: June 10, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 9, 2003, entitled “Inverness Medical Innovations Announces Settlement with Pfizer and Conference Call to discuss the Settlement”